Palmer Square Opportunistic Income Fund

Supplement dated March 12, 2024, to

the currently effective Statement of Additional Information (“SAI”), as supplemented.

Effective February 15, 2024, Christopher C. Nelson was appointed as an Independent Trustee of the Board of Trustees of the Trust. Accordingly, the following changes are made to the SAI:

The following is added to the table under the section entitled “Trustees and Officers”:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Christopher C. Nelson (born 1974) Trustee	Indefinite; Trustee Since February 2024	Wealth Advisor, SeaCrest Wealth Management (2018-Present).	1	Palmer Square Capital BDC (December 2019-Present.)

The first paragraph under the section entitled “Additional Information Concerning the Board and the Trustees” section is replaced in its entirety with the following:

The Board of Trustees is comprised of three members, all of whom are Independent Trustees. Ms. Webber serves as Chairperson of the Board. The organization of the Board of Trustees reflects the judgment of the Trustees that it is in the interest of the Fund and its shareholders to have an independent Board. Senior representatives of the Advisor familiar with the day-to-day operations of the Fund are present at Board meetings to provide information to the Trustees. In addition, senior representatives of the Advisor oversee the business of the Fund and communicate with the Trustees as necessary between the meetings. The Trustees believe that the small size of the Board assures significant participation by each Board member. Additionally, the Board carries out certain of its functions through an Audit Committee and a Nominating and Governance Committee. The Audit Committee and the Nominating and Governance Committee are discussed further below.

The following is added under the section entitled “Additional Information Concerning the Board and the Trustees” section:

•	Mr. Nelson has over 25 years of significant investment management experience, including at several investment management and wealth management firms.

The seventh and eighth paragraphs under the section entitled “Additional Information Concerning the Board and the Trustees” section are replaced in their entirety with the following:

•	The function of the Audit Committee is to review the scope and results of the Fund’s annual audit and any matters bearing on the audit of the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Ms. Webber. The Audit Committee met three times during the fiscal year ended July 31, 2023, with respect to the Fund. The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer. The QLCC meets as needed.

•	The Nominating and Governance Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board and meets from time to time as needed. The Nominating and Governance Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary. The Nominating and Governance Committee is comprised of all of the Independent Trustees and is chaired by Mr. Neville. The Nominating and Governance Committee did not meet during the fiscal year ended July 31, 2023.

The chart under the section entitled “Compensation” is deleted and replaced with the following:

Name of Person/Position	Aggregate Compensation From the Fund ($)[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Trust (1 Fund) Paid to Trustees ($)[1]
Independent Trustees:
Megan Webber, Trustee	$30,000	__	__	$30,000
James Neville Jr., Trustee	$30,000	__	__	$30,000
Christopher C. Nelson, Trustee[2]	$0	__	__	$0
[1]	For the fiscal year ended July 31, 2023.
[2]	Mr. Nelson was appointed as a Trustee on February 15, 2024.

The following is added under the section entitled “Fund Shares Beneficially Owned by Trustees”:

Certain information regarding ownership by the Trustees of the Fund, as of July 31, 2023, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)
Megan Webber, Independent Trustee	$0
James Neville Jr., Independent Trustee	$0
Christopher C. Nelson, Independent Trustee[1]	$0
[1]	Information for Mr. Nelson is as of December 31, 2023.

Please file this Supplement with your records.